UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NCS Multistage Holdings, Inc.

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Your Vote Counts!
NCS MULTISTAGE HOLDINGS, INC. 19350 STATE HIGHWAY 249, SUITE 600 HOUSTON, TX 77070	NCS MULTISTAGE HOLDINGS, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET

You invested in NCS MULTISTAGE HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Class III Directors to serve until the 2026 Annual Meeting of Stockholders. Nominees:	For

01) W. Matt Ralls 02) John Deane 03) Ryan Hummer

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023.	For

3.	To approve, on an advisory basis, the compensation of our named executive officers.	For

4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	Year

5.	To approve the Amended and Restated 2017 Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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